EXHIBIT 10.2

STATEMENT REGARDING AUDITORS’ CONSENT

      The consolidated financial statements of SAP Aktiengesellschaft Systeme, Anwendungen, Produkte in der Datenverarbeitung (the “Company”) for each of the years ended 2001 and 2000, included in the Company’s Annual Report on Form 20-F, have been audited by Arthur Andersen Wirschaftsprüfungsgesellschaft Steuerberatungsgesellschaft mbH (“Arthur Andersen”). On May 3, 2002, the Company dismissed Arthur Andersen as its independent public accountants and engaged KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprüfungsgesellschaft to serve as the Company’s independent public accountants for the fiscal year 2002. After reasonable efforts, the Company has been unable to obtain Arthur Andersen’s consent to the incorporation by reference into this registration statement on Form 20-F of its audit report with respect to the Company’s financial statements referenced above.

      Under these circumstances, Rule 437a under the Securities Act permits the Company to file the Annual Report, which is incorporated by reference into the Company’s previously filed registration statements on Form S-8 (Nos. 333-60399, 333-65083, 333-30380, 333-41762, 333-63496, 333-63464 and 333-102564) without a written consent from Arthur Andersen. However, because Arthur Andersen has not consented to the inclusion of its report in this annual report on Form 20-F, as incorporated by reference into the above referenced registration statements, recovery by investors relying on any such registration statement that incorporates this annual report on Form 20-F by reference may be limited on certain claims. In particular, and without limitation, purchasers of securities under each such registration statement may not be able to assert claims against Arthur Andersen under Section 11(a) of the Securities Act for any untrue statements of a material fact contained in the financial statements referenced above and incorporated therein or any omission of a material fact required to be stated therein. In addition, the ability of Arthur Andersen to satisfy any claims (including claims arising from Arthur Andersen’s provision of auditing and other services to the Company) may be limited as a practical matter due to recent events regarding Arthur Andersen.